Statement of Changes in Stanford's stockholders' equity (Details) (USD $)	Common Stock Shares.	Common Stock Amount. USD ($)	Additional Paid - in Capital. USD ($)	Total Stockholders' Equity (Deficit) . USD ($)
Balance of shares at Dec. 31, 2010	5,000,000	5,000	(5,000)	0
Common stock issued for no consideration	1,250,000	1,250	(1,250)	0
Cash paid in from shareholders without the issuance of additional shares		$ 0	$ 206,000	$ 206,000
Balance of shares, at Apr. 30, 2011	6,250,000	6,250	199,750	206,000